UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2022
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SENTI BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 382-3281

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2022, Senti Biosciences, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2022.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended.

Item 7.01 Regulation FD Disclosure.

Reference is made to the disclosure set forth above in Item 2.02 of this Current Report on Form 8-K which is incorporated herein by reference.

Beginning on November 10, 2022, the Company will participate in conferences with investors. A copy of the Company’s presentation slide deck that will be presented is being furnished as Exhibit 99.2 to this report on Form 8-K and has been posted to the Company’s website at https://investors.sentibio.com/events-presentations.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits, is intended to be furnished and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Cautionary Statements

This filing and the presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Important factors that may cause actual results to differ materially from those described in the forward-looking statements are disclosed in the “Risk Factors” contained in the Company’s Form S-1 filed with the Securities and Exchange Commission (the “Commission”) on September 12, 2022 and other filings we make with the Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 10, 2022
99.2	Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES, INC.

Date:	November 10, 2022	By:	/s/ Timothy Lu
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer & President